             Associates Corporation of North America
                        Medium Term Notes

                         BASIC PROVISIONS
                 For Agency And Terms Agreements

                                            Dated: April 29, 1998

To the Agent or Dealer named in the Agency or Terms Agreement to which these Basic Provisions relate

Gentlemen:

     Associates Corporation of North America, a Delaware corporation (the "Company"), proposes to issue and sell from time to time its Medium Term Senior Notes (the "Senior Notes") and its Medium Term Subordinated Notes (the "Subordinated Notes") of the respective series identified in an executed Agency or Terms Agreement (the Senior Notes and the Subordinated Notes being collectively called the "Notes"), each of the Senior Notes and the Subordinated Notes to be issued pursuant to respective indentures identified in an executed Agency or Terms Agreement (the "Indentures") between the Company and the Trustees named therein (the "Trustee"). The Notes are or will be more particularly described in the Registration Statement and the Prospectus identified in an executed Agency or Terms Agreement. The Notes will have such maturities and will bear such rate or rates of interest, or rates of interest calculated in such a manner, as may be determined from time to time by the Company and set forth in the Prospectus. The basic provisions set forth herein, including the exhibits hereto, together with an Agency Agreement or a Terms Agreement as hereafter defined are intended to constitute the entire agreement (the "Agreement") of the parties thereto with respect to the offer and sale of the Notes.

     1. Position of Agents. If you have executed an agency agreement in substantially the form of Schedule A hereto to which a copy of these Basic Provisions is attached ("Agency Agreement"), you may from time to time be authorized orally or in writing by the Company to act as the Company's agent in connection with the sale of specified amounts of Notes. Unless you promptly reject such authorization, you will act under such authorization in connection with the sale of such specified Notes, subject to the terms of such Agency Agreement. If so specified in such Agency Agreement, the term of your appointment as agent thereunder may be limited to a specified period of time or a specified principal amount of Notes. The Company may also determine to sell Notes directly to you as a dealer for resale to others, and, if you so agree to purchase Notes at such time, you and the Company shall enter into a terms agreement either in substantially the form of Schedule B hereto to which a copy of the Basic Provisions is attached or in any form of written telecommunications (executed by both parties) between you and the Company ("Terms Agreement") relating to such sale in accordance with the provisions of
Section 3(b) hereof. The Company may appoint additional parties for the purpose of soliciting offers to purchase Notes; provided, however, such additional parties shall enter into an agreement substantially similar hereto. You and any such other parties shall not constitute a joint venture, or underwriting syndicate or group, and you shall not be liable to the Company as a result of the actions of any such other party.

     2. Representations by the Company. The Company represents, warrants and agrees as follows:

     (a) A registration statement on Form S-3 (with the file number set forth in the Agency or Terms Agreement, as the case may be) with respect to the Notes and other debt securities of the Company, including a form of basic prospectus (the "Basic Prospectus"), has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), where applicable, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission under the Act and has become effective. A prospectus supplement relating to the Notes has been prepared and has been filed pursuant to Rule 424(b) under the Act, and further supplements (such prospectus supplement, as further supplemented or amended, being hereinafter referred to as the "Prospectus Supplement" or "Pricing Sticker") will be from time to time filed pursuant to Rule 424(b) under the Act, reflecting, among other things, the current rates, maturities and other relevant terms (including, without limitation, whether Senior Notes or Subordinated Notes are being offered and sold) with respect to the offer and sale of Notes by you and the Company. The registration statement (including any documents incorporated by reference therein) as it became effective and as it may from time to time be further supplemented and amended is hereinafter referred to as the "Registration Statement" and the most recent prospectus (including any documents incorporated by reference therein) included in the Registration Statement, together with the Prospectus Supplement, as they may from time to time be supplemented or amended, is hereafter referred to as the "Prospectus". The terms "supplement", "amend", "supplement" and "amendment", and similar terms, shall be deemed to include the filing of any document or report incorporated by reference in the Registration Statement or Prospectus. References herein to the Prospectus at any time in use refer to the most recent Prospectus furnished by the Company to you for use in soliciting, whether as agent or as dealer, purchases of the Notes and for delivery upon any purchase of the Notes through or from you. Copies of the Registration Statement and Prospectus, any such amendment or supplement (including Pricing Stickers other than those relating solely to the distribution of any Notes for which you are not serving as either agent or dealer), and all documents incorporated by reference therein, which were or hereafter may be filed with the Commission prior to the date hereof or during the term of the Agreement will be delivered to you. During the specified period of time you are authorized by the Company to actively solicit prospective purchasers for specified principal amounts of Notes or own Notes which you have purchased as a dealer pursuant to a Terms Agreement, the Company will not file any amendment or supplement (other than Pricing Stickers relating to the distribution of any Notes for which you are not serving as either agent or dealer)to the Registration Statement or the Prospectus without first having furnished you with a copy of the proposed form thereof and having given you a reasonable opportunity to review the same.

     (b) The Registration Statement and the Basic Prospectus, at the time the Registration Statement first became effective, and the prospectus supplement relating to the Notes, at the time it was filed, contained, and hereafter at all times that Notes are offered and sold by you as agent or dealer, including any period of time during which there is an obligation under the Act to deliver a Prospectus with respect to Notes sold by you as dealer, the Registration Statement and the Prospectus will contain, all statements and information which are required to be stated therein by the Act, the Trust Indenture Act, and the Rules and Regulations and conformed, and will in all respects conform, to the requirements thereof; neither the Registration Statement nor the Prospectus will at any such time fail to include information reflecting any facts or events which, individually or in the aggregate, represent a fundamental change in the information contained in the Registration Statement or Prospectus; none of the Registration Statement, the Basic Prospectus or the prospectus supplement relating to the Notes included, nor will either of the Registration Statement or the Prospectus at any such time include, any untrue statement of a material fact, and none of the Registration Statement, the Basic Prospectus or the Prospectus Supplement relating to the Notes omitted, nor will either of the Registration Statement or the Prospectus at any such time omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to that part of the Registration Statement which consists of the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee under the respective Indentures or as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon written information furnished to the Company by you specifically for inclusion therein. All periodic reports filed by the Company pursuant to the Exchange Act which are or will be incorporated by reference in the Registration Statement or Prospectus conform or will conform, respectively, to the requirements of the Exchange Act and the Rules and Regulations. Wherever in this Agreement the Registration Statement or the Prospectus is said to "contain", "include" or "omit" information, said terms shall be deemed also to refer to information incorporated by reference therein.

     (c) The financial statements of the Company and its subsidiaries included in the Registration Statement and Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved
(except as otherwise stated therein). Coopers & Lybrand L.L.P., which has examined certain of such financial statements, as set forth in their report included in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and its subsidiaries as required by the Act and the Rules and Regulations.

     (d) Unless you shall have been otherwise promptly notified by the Company in writing, except as contemplated in the Prospectus then in use, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus then in use, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the Company and its subsidiaries, taken as a whole, and there has not been any material adverse change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole.

     (e) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware; the Company's subsidiaries have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation; each of the Company and its subsidiaries holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Registration Statement and has full power and authority (corporate and other) to conduct its business as described in the Registration Statement; each of the Company and its subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which it owns or leases substantial properties, or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and the Company owns all outstanding shares of capital stock of each significant subsidiary (as defined in Rule 405 under the Act) (except as otherwise stated in the Prospectus then in use), in each such case subject to no mortgage, pledge, lien, encumbrance, charge or adverse claim.

     (f) Each of the Indentures has been duly authorized, executed, delivered and qualified under the Trust Indenture Act, and constitutes a valid and legally binding instrument in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Notes have been duly authorized and, when duly executed, authenticated, issued and delivered as contemplated hereby and by the respective Indentures, will constitute valid and legally binding obligations of the Company in accordance with their terms and the terms of the respective Indentures subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, will be entitled to the benefits provided by the respective Indentures and will conform to the description thereof in the Prospectus.

     (g) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding, to which the Company or any of its subsidiaries is a party before or by any court or governmental agency or body in which there is a reasonable possibility of an adverse decision which could result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, or might materially and adversely affect the properties or assets thereof; and there are no contracts or documents of the Company or any of its subsidiaries which would be required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been so filed or which will not have been filed prior to the date of the Pricing Sticker next utilized after the date such filing shall have become necessary under the Act or the Rules and Regulations.

     (h) This Agreement has been duly authorized, executed and delivered; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of the property of the Company or any of its subsidiaries is subject, the Company's charter or by-laws, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Notes by the Company hereunder, except such as may be required under the Act, the Trust Indenture Act or state securities laws; and the Company has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement.

     3. Solicitation of Offers to Purchase. (a) If pursuant to Section 1 you have been authorized to act as an agent of the Company under an Agency Agreement and have not promptly rejected such authorization, you propose, on the basis of the representations and warranties contained in such Agency Agreement, and subject to the terms and conditions set forth therein, to use your best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth therein, and in connection therewith will use the Prospectus which has been most recently furnished to you by the Company, only as permitted or contemplated hereby, and will solicit purchases of the Notes only as permitted by the Act, the Rules and Regulations and the applicable securities laws or regulations of any jurisdiction.

     You shall not be under any obligation to purchase any of the Notes unless you otherwise agree as set forth below, but you may, pursuant to any authorization referred to in Section 1 hereof and subject to any further directions you may receive from the Company, solicit prospective purchasers of Notes covered by such authorization and transmit to the Company proposals of such prospective purchasers to purchase stated amounts of such Notes at specified rates and maturities. You shall communicate to the Company, orally or in writing, each offer to purchase Notes, and the Company shall have the sole right to accept offers to purchase Notes and may reject any proposed purchase of Notes as a whole or in part. You shall have the right, in your discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of your agreements contained herein. Procedural details relating to the issue and delivery of, and the solicitation of purchases and payment for, the Notes are set forth in the Medium Term Note Administrative Procedures for Agency Sales attached as Exhibit 1 (the "Procedures"). You and the Company each agree to perform the respective duties and obligations specifically provided to be performed by it in the Procedures as amended from time to time. You will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been accepted by the Company, but you shall not have any liability to the Company in the event such purchase is not consummated for any reason whatsoever. This Agreement, including the Procedures as they relate to the Company and you, may only be amended by written agreement between the Company and you. The Company agrees to pay you as compensation the commissions set forth in the Agency Agreement for Notes purchased through you.

     (b) Each sale of Notes to you as dealer shall be made in accordance with the terms of a Terms Agreement. Your commitment as dealer to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company contained herein and shall be subject to the terms and conditions set forth herein and in the Terms Agreement. Each Terms Agreement shall specify whether Senior Notes or Subordinated Notes are being sold, the principal amount of Notes to be purchased by you as dealer pursuant thereto, the price to be paid to the Company for such Notes, the initial public offering price, if any, at which the Notes are proposed to be reoffered, the form in which the Notes are to be issued (whether in the form of a global security in the name of a depositary or its nominee or as certificated securities in the name of each purchaser or its nominee) and the time and place of delivery of and payment (which shall be in immediately available funds) for such Notes. Each Terms Agreement should also specify any requirements for delivery of the officers' certificate referred to in Section 7(b) hereof, the opinions referred to in Section 7(c) hereof and the accountants' letter referred to in
Section 7(d) hereof.

     (c) The documents required to be delivered by Section 6 hereof shall be delivered at the office of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019-5389 at 10:00 o'clock A.M., New York City time, on the date specified in the Agency Agreement or the Terms Agreement, as the case may be, or at such other time and date as you and the Company may agree upon in writing, the time and date of such delivery being herein called the "Closing Date."

     4. Covenants.  The Company hereby further agrees that:

     (a) The Company will advise you promptly (i) when any post-effective amendment has become effective or any supplement to or amendment of the Prospectus has been filed which relates to or affects the offer of the specific Notes as to which you are acting as agent or are purchasing or have purchased as dealer during any period of time in which you have been authorized to solicit purchases of the Notes or in which you own Notes which you purchased as dealer, (ii) of the issuance of any stop order by the Commission or the suspension of the qualification of Notes for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for any such purpose, and (iii) of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) With respect to Notes you own which you purchased as dealer, the Company will furnish such information, execute such instruments and take such action as may reasonably be required to qualify the Notes for sale under the securities laws of such jurisdictions as you reasonably request and to continue such qualifications in effect so long as required for the distribution of the Notes, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

     (c) With respect to Notes as to which you are then authorized to solicit purchasers or have purchased as dealer, the Company will furnish you with copies of each post-effective amendment and each supplement to or amendment of the Registration Statement or Prospectus and copies of the Prospectus then in use in such quantities as you may from time to time reasonably request. If at any time when the delivery of a prospectus shall be required by law in connection with sales of any of the Notes, either
(i) any event shall have occurred as a result of which the Registration Statement or the Prospectus then in use would not include information reflecting any facts or events which, individually or in the aggregate, represent a fundamental change in the information contained in the Registration Statement or the Prospectus then in use or would include any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus then in use in order to comply with the Act, the Company will notify you promptly to suspend solicitation of purchases of the Notes in your capacity as agent, if at such time you are so engaged, and to cease sales of any Notes you may then own as dealer; and forthwith upon receipt of such notice, you shall suspend your solicitation of purchases of the Notes or cease sales of any Notes you may then own as dealer, as the case may be, and shall cease using the Prospectus which has been most recently furnished to you by the Company; if you advise the Company that you own Notes as dealer, the Company will as promptly as practicable prepare and file with the Commission an amendment or supplement to the Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance; otherwise, the Company will promptly advise you by telephone (with confirmation in writing) in the event that it shall decide to amend or supplement the Registration Statement or the Prospectus and will then promptly prepare and file with the Commission an amendment or supplement to the Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance; and if any such amendment or supplement, and any documents, certificates and opinions furnished to you pursuant to Section 7 below in connection with the preparation or filing of any such amendment or supplement, are satisfactory in all respects to you, upon the filing of such amendment or supplement with the Commission or the effectiveness of a post-effective amendment to the Registration Statement, as the case may be, you will resume your respective obligations to solicit orders to purchase Notes hereunder and may resume sales of any Notes you may then own as dealer.

     (d) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the fiscal quarter in which any Notes are sold through you as agent or purchased by you as dealer, an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a twelve-month period beginning after the date of the Agency Agreement or Terms Agreement, as the case may be, pursuant to which such Notes were sold or purchased, respectively.

     (e) So long as any of the Notes are outstanding, the Company will furnish or cause to be furnished to you copies of (i) all financial reports to the Company's security holders generally (other than Associates First
Capital Corporation or any other affiliated corporation), and (ii) all reports and financial statements filed by or on behalf of the Company with the Commission and the New York Stock Exchange.

     (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Notes and their issue and delivery, the fees and expenses of the Company's counsel and accountants, the reasonable fees and expenses of your counsel, the costs and expenses incident to the preparing, printing and filing under the Act of the Registration Statement and each post-effective amendment (including all exhibits thereto), any preliminary prospectus, the Prospectus Supplement and each Prospectus, including all supplements and amendments thereto, the cost of printing this Agreement, the cost of distributing each Prospectus used by the Company and of furnishing to you copies of the Registration Statement and each Prospectus used by the Company, the cost of any filings with the National Association of Securities Dealers, Inc., any fees required to be paid to any rating agencies, any advertising expenses approved by the Company, and the cost of qualifying the Notes purchased or held by you as dealer under state securities or "blue sky" laws as provided in
Section 4(b) hereof. If any sale of the Notes by the Company provided for in any Terms Agreement is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of any dealer's or dealers' obligations thereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse such dealer or dealers for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by such dealer or dealers in connection with their preparing to market and marketing the Notes or in contemplation of performing their obligations thereunder. The Company shall not in any event be liable to any dealer for loss of anticipated profits from the transactions covered by such Terms Agreement. Except as provided in this
Section 4(f), you will pay all your own costs and expenses.

     5. Indemnification. (a) The Company will indemnify and hold you harmless from and against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or in the Registration Statement as it from time to time may be supplemented or amended or in any Prospectus from time to time in use, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse you, as incurred, for any legal or other expenses reasonably incurred by you in investigating, defending or preparing to defend any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or in the Registration Statement as it from time to time may be supplemented or amended or in any Prospectus from time to time in use in reliance upon and in conformity with written information furnished to the Company by or on behalf of you for inclusion therein; and provided further, that the Company shall not be liable to you or any person controlling you under the indemnity agreement in this subparagraph (a) with respect to any prospectus relating to the Notes to the extent that any such loss, claim, damage or liability imposed on or suffered by you or such controlling person results from the fact that you sold Notes to a person to whom it is established that there was not sent or given, at or prior to the earlier of either the mailing or delivery of the written confirmation of such sale or the delivery of such Notes to such person, a copy of the Prospectus then in use (excluding documents incorporated by reference) if the Company notified you in writing in accordance with Section 4(c) hereof and has, at a reasonable time prior to the earlier of the mailing or delivery of such written confirmation or the delivery of such Notes to such person, furnished copies of the Prospectus (excluding documents incorporated by reference) then in use to you pursuant to the terms of this Agreement, and such loss,claim, damage or liability results from an untrue statement or omission of a material fact contained in the Prospectus and corrected in a subsequent Prospectus as then amended or supplemented.

     (b) You will indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or in the Registration Statement as it from time to time may be supplemented or amended or in any Prospectus from time to time in use, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent such statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of you expressly for inclusion therein; and you will reimburse the Company for any legal or other expenses reasonably incurred by the Company in investigating, defending or preparing to defend any such loss, claim, damage, liability or action.

     (c) Promptly after receipt by an indemnified party under subparagraph (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subparagraph, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subparagraph. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subparagraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ counsel to represent such indemnified party if, in the reasonable judgment of such indemnified party, by reason of an actual or potential conflict of interest, it is advisable for such indemnified party to be represented by separate counsel, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party and be reimbursed as they are incurred. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total compensation or profit (before deducting expenses) received or realized by you from the offering, distribution, purchase and resale, or underwriting, of the Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or you and the parties' relative intent, knowledge, access to information and opportunity, and actions and inaction, to correct or prevent such untrue statement or omission. The Company and you agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), you shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes offered through or underwritten by you and distributed to the public were offered to the public exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection (d) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d).

     (e) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to you and shall extend, upon the same terms and conditions, to each person, if any, who controls you within the meaning of the Act or the Exchange Act; and your obligations under this Section 5 shall be in addition to any liability which you may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

     6. Conditions. Your obligation to proceed hereunder shall be subject to the accuracy of and compliance with the representations and warranties of the Company herein contained on and as of the date of the Agency Agreement or Terms Agreement and the Closing Date, to the accuracy of the statements made by the Company's officers in any certificate given pursuant to the provisions of such Agency Agreement or Terms Agreement, to the performance by the Company of its obligations thereunder, and to the following additional terms and conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, threatened, by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

     (b) You shall not have advised the Company that the Registration Statement or the Prospectus contains an untrue statement of a fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein, or is necessary to make the statements therein not misleading.

     (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been, on a consolidated basis, any material adverse change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and its subsidiaries, taken as a whole, which, in any such case, is in your reasonable judgment, so material and adverse as to make it impractical or inadvisable to offer or deliver the Notes on the terms and in the manner contemplated in the Prospectus.

     (d) On the Closing Date, you shall have received the opinion of counsel to the Company, dated the Closing Date, to the effect that:

     (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware; the Company's subsidiaries have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation; each of the Company and its subsidiaries has full power and authority (corporate and other) to conduct its business as described in the Registration Statement; and each of the Company and its subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which it owns or leases any material properties, or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries considered as a whole;

     (ii) Each of the Indentures has been duly authorized, executed, delivered and qualified under the Trust Indenture Act; the Notes have been duly authorized; each of the Indentures constitutes, and the Notes, when duly executed, authenticated, issued and delivered as contemplated hereby and by the respective Indentures, will constitute, valid and legally binding obligations of the Company in accordance with their terms and the terms of the respective Indentures, subject to the General Qualifications as defined in the Legal Opinion Accord of the American Bar Association Section of Business Law
(1991);

     (iii) All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and the Company owns all outstanding shares of capital stock of each significant subsidiary (as defined in Rule 405 under the Act) (except as otherwise stated in the Prospectus then in use), in each such case subject to no mortgage, pledge, lien, encumbrance, charge or adverse claim;

     (iv) The Registration Statement has become effective under the Act and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of such counsel, threatened, by the Commission;

     (v) The Registration Statement and the Prospectus, and any amendment or supplement thereto, comply as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations (except that such counsel need express no opinion as to the financial statements and other financial data included therein); and such counsel has no reason to believe that either the Registration Statement or the Prospectus or any amendment or supplement thereto (except as aforesaid) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the statements made in the Prospectus under the headings "Description of Notes" and "Description of Debt Securities", insofar as they purport to summarize provisions of documents specifically referred to therein, fairly present the information called for with respect thereto by the registration statement form;

     (vi) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus which are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; and

     (vii) This Agreement has been duly authorized, executed and delivered by the Company; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute regulating the business or operations of the Company or any of its subsidiaries, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of the property of the Company or any of its subsidiaries is subject, the Company's charter or by-laws, or any order, rule or regulation regulating the business or operation of the Company or any of its subsidiaries known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Notes by the Company hereunder, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under state securities laws in connection with the sale of the Notes.

     (e) You shall have received from your counsel, LeBoeuf, Lamb, Greene & MacRae, L.L.P., such opinion or opinions dated the Closing Date with respect to the issuance and sale of the Notes, the Registration Statement, the Prospectus and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

     (f) On the Closing Date, you shall have received a letter from the Company's independent certified accountants, dated the Closing Date, to the effect set forth in Exhibit 2 hereto.

     (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material change or decrease specified in the letter referred to in paragraph (f) above which in the judgment of any agent or dealer makes it impractical or inadvisable to proceed hereunder.

     (h) On the Closing Date, you shall have received from the Company a certificate, signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President and by the principal financial or accounting officer, dated the Closing Date, to the effect that, to the best of their knowledge based on reasonable investigation:

     (i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or threatened, under the Act; and

     (iii) The Registration Statement and the Prospectus, and any amendments or supplements thereto, contain all statements and information required to be included therein, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

     (i) The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

     The obligations of you as dealer to purchase Notes pursuant to any Terms Agreement will be subject to the following further conditions: (a) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of the applicable Terms Agreement shall not have been lowered since that date and (b) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to you and your counsel, this Agreement and all of your obligations hereunder may be canceled by you at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telegraph confirmed in writing.

     The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such Note if, (i) at the date of settlement therefor, any condition set forth in Section 6(a), (b) or (c) (such conditions to be applicable as if the agreement to purchase were a Terms Agreement) shall not be satisfied, or (ii) subsequent to the agreement to purchase such Note, there shall have come to your attention any facts that would cause you to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading; provided, that, in each of (i) and (ii) above, the opinion, judgment or belief of the Agent that presented the offer to purchase such Note being substituted for, and exercised instead of, any opinion, judgment or belief of a purchaser (it being understood that under no circumstance shall any such Agent have any duty or obligation to the Company or any such person to exercise the opinion, judgment or belief permitted to be exercised under this paragraph).

     7. Additional Covenants.  The Company hereby further agrees that:

     (a) Each acceptance by it of an offer for the purchase of Notes and each sale of Notes to you as dealer pursuant to a Terms Agreement shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement are true and correct at the time of such acceptance or sale, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent or to you, as dealer, of the Note or Notes relating to such acceptance or sale, as though made at and as of each such time (except that such representations and warranties shall be deemed to relate to the Registration Statement as then in effect and the Prospectus then in use).

     (b) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Sticker or by an amendment or supplement providing solely for a change in the identity of any agent, relating to the sale of any Notes, specifying the commission payable to or discounts received by such agent, or making a change in the range of maturities or other similar changes) or if so indicated in a Terms Agreement, the Company sells Notes to you as dealer, the Company shall furnish or cause to be furnished forthwith to you a certificate in form satisfactory to you in your reasonable judgment to the effect that the statements contained in the certificate referred to in Section 6(h) hereof which was last furnished to you are true and correct at the time of such amendment or supplement as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement as then in effect and the Prospectus then in use) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(h) but modified to relate to the Registration Statement as then in effect and the Prospectus then in use and signed by the Chairman of the Board, a Vice Chairman, President, or a Vice President, and by the principal financial or accounting officer.

     (c) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Sticker or by an amendment or supplement providing solely for a change in the identity of any agent, relating to the sale of any Notes, specifying the commission payable to or discount received by such agent, or making a change in the range of maturities or other similar changes), or if so indicated in a Terms Agreement, the Company sells Notes to you as dealer, the Company shall furnish or cause to be furnished forthwith to you a written opinion of counsel to the Company dated the date of delivery of such opinion, in form satisfactory to LeBoeuf, Lamb, Greene & MacRae, L.L.P., of the same tenor as the opinion referred to in
Section 6(d) hereof but modified to relate to the Registration Statement as then in effect and the Prospectus then in use or, in lieu of such opinion, such counsel shall furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement as in effect and the Prospectus as in use at the time of delivery of such letter authorizing reliance).

     (d) Each time that the Registration Statement or the Prospectus shall be amended or supplemented to set forth financial information included in or derived from the Company's consolidated statement of income through the end of the preceding fiscal quarter, or, if so indicated in a Terms Agreement, the Company sells Notes to you as dealer, the Company shall cause its then independent auditors forthwith to furnish you a letter, dated the date of filing of such amendment or supplement with the Commission or the date of the closing under such Terms Agreement, as the case may be, in form satisfactory to you, of the same tenor as the corresponding portions of the letter referred to in Section 6(f) hereof but modified to relate to the Registration Statement as then in effect or the Prospectus then in use and with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter.

     8. Termination. If this Agreement is an Agency Agreement it may be terminated with respect to any party hereto at any time by such party upon the giving of written notice of such termination to the other parties hereto. You may also terminate any Terms Agreement, immediately upon notice to the Company, if at any time (i) trading generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market has been suspended or materially limited, (ii) trading in the Company's securities on the New York Stock Exchange has been suspended or materially limited, (iii) a banking moratorium has been declared by Federal or New York authorities, or (iv) there has occurred since the execution of this Agreement an outbreak or material escalation of major hostilities in which the United States is involved, a declaration of war by Congress or other calamity or crisis and, in the case of any such event specified in clauses (i) through (iv) above, the effect of such event, in your reasonable judgment, makes it impractical or inadvisable to market the Notes or enforce contracts for the sale of the Notes on the terms and in the manner contemplated in the Prospectus. In the event of any such termination, no party will have any liability to any other party hereto, except that (i) each of you shall be entitled to any commissions earned in accordance with Section 3(a) hereof, (ii) if at the time of termination (A) any of you shall own any of the Notes with the intention of reselling them or
(B) an offer to purchase any of the Notes has been accepted by the Company, but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(d) hereof, the provisions of Section 4(f) hereof, the indemnity agreement set forth in
Section 5 hereof, and the provisions of Sections 9 and 12 hereof shall remain in effect.

     9. Survival of Indemnities, Representations and Warranties. The indemnities, representations and warranties made herein shall survive the delivery of the Notes and shall continue in full force and effect regardless of any investigation made by the party relying upon any such indemnity, representation or warranty. The provisions of Sections 4(f) and 5 of these Basic Provisions shall survive the termination of this Agreement.

     10. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered or sent by facsimile transmission and confirmed to you at the address set forth in this Agreement or if sent to the Company, shall be mailed, delivered or sent by facsimile transmission and confirmed to the Company at 250 East Carpenter Freeway, Irving, Texas 75062-2729
(Fax: 972-652-4629), attention of the Treasurer. Either party to this Agreement may change such address for notices by sending to the other party to this Agreement written notice of a new address for such purpose.

     11. Parties. This Agreement shall inure to the benefit of and be binding upon you, the Company, our respective successors and the officers and directors and controlling persons referred to in Section 5 hereof, and no other person shall have any right or obligation hereunder.

     12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     13. Counterparts. This Agreement may be signed in various counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

EXHIBIT 2

     (1) They are independent certified public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations and the answer to Item 10 of Form S-3 of the Registration Statement is correct insofar as it relates to them.

     (2) In their opinion, the financial statements examined by them and incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published Rules and Regulations thereunder.

     Include the following clauses modified appropriately in light of each of the documents incorporated by reference in the Prospectus and any interim results contained in the Prospectus.

     (3) On the basis of procedures referred to in such letter, including a reading of the latest available interim financial statements of the Company and inquiries of officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:

     --If incorporated Annual Report on Form 10-K contains unaudited financial information derived from audited financial statements (e.g., unaudited five or ten year summaries of financial information), insert -- (A) the unaudited information with respect to the results of operations --and financial position-- for --and at the end of-- the years ended , 19 , included --or incorporated by reference-- in the Company's Annual Report on Form 10-K for
the year ended   , 19 , does not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder, or does not agree with the corresponding amounts in the audited financial statements for the years then ended included --or incorporated by reference-- in the Company's Annual Reports on Form 10-K for the years ended , 19 , and , 19 ; or--

     --If Prospectus includes unaudited information derived from audited financial statements, insert -- (B) the unaudited information with respect to the results of operations --and financial position-- for --and at the end of-- the years ended , 19 , included in the Prospectus under the caption " " does not agree with the corresponding amounts in the audited financial statements for the years then ended included --or incorporated by reference-- in the Company's Annual Reports on Form 10-K for the years ended , 19 , and , 19 ; or--

     --If a Quarterly Report on Form 10-Q is incorporated by reference in the Prospectus, insert -- (C) the unaudited financial statements included in the Company's Quarterly Report--s-- on Form 10-Q for the quarter--s-- ended , 19 --,-- --and-- -- , 19 -- --and- -- , 19 -- --respectively,-- do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder or are not stated on a basis substantially consistent with that of the audited financial statements included in the Company's Annual Report on Form 10-K for
the year ended   , 19 ; or--

     --If unaudited interim financial information is included in the Prospectus and is derived from unaudited financial information included in a Quarterly Report on Form 10-Q referred to in (C) above, insert -- (D) the unaudited information with respect to the results of operations --and
financial position-- for --and at the end of-- the   months ended  , 19  and
, 19 , included in the Prospectus under the caption " " does not agree with the corresponding amounts in the unaudited financial statements referred to in Subsection (C), which were not included in the Prospectus but from which such unaudited information included in the Prospectus was derived, or was not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended , 19 ; or--

     --If unaudited interim "capsule" information is included in the Prospectus but is not derived from unaudited financial information included or incorporated by reference in any incorporated document, insert -- (E) the unaudited net income --Insert other applicable items-- for the month periods ended --Insert dates-- included in the Prospectus were not determined on a basis substantially consistent with the corresponding amounts in the audited financial statements included --or incorporated by reference-- in the
Company's Annual Report on Form 10-K for the year ended   , 19 , and do not
agree with the corresponding amounts in the unaudited financial statements for such periods which were not included in the Prospectus but from which such amounts were derived and that such unaudited financial statements are not fairly presented in conformity with that of the audited financial statements included --or incorporated by reference-- in the Prospectus; or--

     (F) at the date of the latest available interim statement of consolidated financial position of the Company and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the capital stock or increase in total short-term or total long-term debt of the Company and its consolidated subsidiaries or any decrease in its consolidated net assets as compared with amounts shown in the Consolidated Balance Sheet as of , 19 included --or incorporated by reference-- in the Prospectus; or

     (G) for the period from --Insert date of latest statement of income included or incorporated by reference in the Prospectus-- to the date of the latest available interim Consolidated Statement of Income of the Company and to a subsequent specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period of the previous year --If appropriate, insert -- and with the period of corresponding length ended --Insert date of latest income statement included or incorporated by reference in the Prospectus----, in consolidated total revenue or consolidated net income, except in all cases for changes or decreases which the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

     4. In addition to their examination referred to in their report--s-- included --incorporated by reference-- in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to the dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages and other financial information, either directly or by analysis or computation, are derived from the general accounting records of the Company and its subsidiaries) which are included --or incorporated by reference-- in the Prospectus and appear in the Prospectus --or incorporated documents-- under the captions " ", and nothing caused them to believe that such dollar amounts, percentages and financial information were not in agreement with the general accounting records of the Company.

SCHEDULE A

ASSOCIATES CORPORATION OF NORTH AMERICA

AGENCY AGREEMENT

     By executing this Agency Agreement, the Agent referenced herein and the Company agree to all the terms and provisions of the "Associates Corporation of North America, Medium Term Notes, Basic Provisions
For Agency and Terms Agreements, Dated:-- -- attached hereto and incorporated herein by reference.

Additional terms are as follows:

Registration Statement No. 333-

Prospectus dated -- --

Agent:

Title of Securities: Medium Term Senior Notes, Series -- --

Medium Term Subordinated Notes, Series -- --

Indentures:

Effective Date of Agreement:

Term of appointment:

Specifications as to Notes authorized for Agent:

Closing Date:

Agent's commissions or other compensation:

Address for notices per Section 10:

Dated:

Associates Corporation of North America

By

Agreed to and accepted:

By

Title

SCHEDULE B

ASSOCIATES CORPORATION OF NORTH AMERICA

Medium Term Notes

TERMS AGREEMENT

, 19

Associates Corporation of North America

250 East Carpenter Freeway

Irving, Texas 75062-2729

Attention: Treasurer

     Re: Basic Provisions For Agency And Terms Agreements dated -- --

     The undersigned agrees to purchase the following principal amount of
Medium Term --Senior-- --Subordinated-- Notes, Series --   -- issued under
Registration Statement No. 333-  :

$

Prospectus dated -- --

Interest Rate or Method of Calculation:

Frequency of Interest Reset:

Maximum or Minimum Interest Rates:

Spread or Spread Multiplier:

Date of Maturity:

Initial Public Offering Price:  %

Discount:  % of Principal Amount

Indenture:

Closing Date:

Form of Note: --global or individual certificate--

     --The certificate referred to in Section 6(h) of the Basic Provisions attached hereto, the opinions referred to in Section 6(d) of the Basic Provisions attached hereto and the accountants' letter referred to in
Section 6(f) of the Basic Provisions attached hereto will be required.--

     Payment on the Settlement Date and at maturity will be made in immediately available funds.

     By executing this Terms Agreement, the undersigned dealer and the Company agree to the terms hereof and all the terms and provisions of the "Associates Corporation of North America, Medium Term Senior Notes,
Basic Provisions For Agency And Terms Agreements, Dated: -- --" attached hereto and incorporated herein by reference.

By

( )

Accepted:

Associates Corporation of North America

By

ASSOCIATES CORPORATION OF NORTH AMERICA